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                                                                    EXHIBIT 10.3
                                                                    ------------


                                                    November 8, 2001

Compaq Computer Corporation
20555 State Highway 249
Houston, TX 77070

Compaq Financial Services Corporation
Compaq Financial Services Canada Corporation
Compaq Financial Services Company
c/o Compaq Financial Services Corporation
20555 State Highway 249
Houston, TX 77070

NaviSite, Inc.
400 Minuteman Road
Andover, MA 01810

AltaVista Company
1070 Arastradero Road
Palo Alto, CA 94304

         Re:   Amendment to Transaction Agreement

Ladies and Gentlemen:

          Reference is made to the Transaction Agreement dated as of October 29, 2001 (the "Transaction Agreement") among the parties hereto. The parties hereby amend the Transaction Agreement as follows:

          1. The definition of "AV Convertible Demand Note" in Section 1.01 of the Transaction Agreement is hereby deleted in its entirety and replaced with the following definition:

          "AV Convertible Demand Note" means the Convertible Demand Note of AV dated July 11, 2000 in the principal amount of $2,589,752."

          2. Section 3.01(iii) of the Transaction Agreement is hereby deleted in its entirety and replaced with the following:

          "(iii) CMGI shall convert the NaviSite Convertible Subordinated Notes (in accordance with their terms) and all intercompany indebtedness owed to it by NaviSite on the Closing Date, in each case together with any and all accrued but unpaid interest thereon (such principal and interest totaling in the aggregate
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$97,708,570 as of October 29, 2001), into an aggregate of 24,629,900 shares of
NaviSite Common Stock."

          3. Section 4.01(iv) of the Transaction Agreement is hereby deleted in its entirety and replaced with the following:

          "(iv) Compaq shall convert the AV Convertible Demand Note, together with any and all accrued but unpaid interest thereon into 215,250 shares of AV Common Stock (the "AV Shares"), and AV shall issue and deliver a certificate for the AV Shares to Compaq."

          4. This side letter shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state. This side letter may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This side letter shall become effective when all parties hereto shall have received a counterpart hereof signed by all other parties hereto.

          5. Except as expressly amended hereby, the Transaction Agreement shall remain in full force and effect.

                                       2
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          Please confirm that the foregoing correctly sets forth our agreement by signing and returning to us the duplicate copy of this side letter enclosed herewith.



                                               Very truly yours,

                                               CMGI, INC.


                                               By: /s/ George A. McMillan
                                                  ------------------------------
                                                  Name: George A. McMillan
                                                  Title: Chief Financial Officer
                                                         and Treasurer
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Acknowledged and agreed to as of the date first set forth above:

COMPAQ COMPUTER CORPORATION


By: /s/ Ben K. Wells
   ---------------------------------------
   Name:
   Title:


COMPAQ FINANCIAL SERVICES CORPORATION


By: /s/ Edward W. Andrews, Jr.
   ---------------------------------------
   Name: Edward W. Andrews, Jr.
   Title: Vice President & Managing Director


COMPAQ FINANCIAL SERVICES CANADA CORPORATION


By: /s/ Edward W. Andrews, Jr.
   ---------------------------------------
   Name: Edward W. Andrews, Jr.
   Title: Vice President & Managing Director


COMPAQ FINANCIAL SERVICES COMPANY


By: /s/ Edward W. Andrews, Jr.
   ---------------------------------------
   Name: Edward W. Andrews, Jr.
   Title: Vice President & Managing Director


NAVISITE INC.


By: /s/ Patricia Gilligan
   ---------------------------------------
   Name: Patricia Gilligan
   Title: Chief Executive Officer


ALTAVISTA COMPANY


By: /s/ David H. Bills
   ---------------------------------------
   Name: David H. Bills
   Title: V.P., Operations